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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                                 ------------

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
               Date of Report (Date of Earliest Event Reported):

                               November 17, 1999


                        COMMISSION FILE NUMBER 0-26304


                        SUNSTONE HOTEL INVESTORS, INC.
            (Exact Name of Registrant as Specified in its Charter)
                                 ------------

                                   MARYLAND
                        (State or Other Jurisdiction of
                        Incorporation or Organization)

               0-26304                              52-1891908
         (Commission File No.                    (I.R.S. Employer
                                                Identification No.)

                  903 CALLE AMANECER, SAN CLEMENTE, CA 92673
              (Address of Principal Executive Offices) (Zip Code)

                                (949) 369-4000
             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events

     On November 17, 1999, Sunstone Hotel Investors, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7              FINANCIAL STATEMENTS AND EXHIBITS
                    ---------------------------------

     (c)  Exhibits
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          99.1      Press Release dated November 17, 1999 of Sunstone Hotel
                    Investors, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUNSTONE HOTEL INVESTORS, INC.

Date: November 17, 1999                 /s/ ROBERT A. ALTER
                                        ------------------------------
                                        Robert A. Alter, President